UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 25, 2010

CORNERSTONE BANCORP

Incorporated under the	Commission File No. 000-51950	I.R.S. Employer
laws of South Carolina		Identification No.
57-1077978

1670 East Main Street
Easley, South Carolina 29640

Telephone: (864) 306-1444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

The Registrant sold 103 shares of its newly authorized 8% Cumulative Perpetual Preferred Stock, Series A, on August 25, 2010, for an aggregate offering price of $103,000.  The sale of shares has not been registered under the Securities Act of 1933 in reliance on the exemption provided by Section 4(2) of the Act and 17 C.F.R. Section 230.506 thereunder, on the grounds that no public offering is involved because the shares are being offered only to accredited investors (as defined in 17 C.F.R. Section 230.501(a)) and to not more than 35 investors who are not accredited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CORNERSTONE BANCORP
(Registrant)

Date: August 25, 2010	By:	/s/ J. Rodger Anthony
J. Rodger Anthony
President and Chief Executive Officer